                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.
--------------------------------------------
                      Debtors

                              Case Numbers:  01-0029744 through 01-00297448 MBM
                                     Reporting Period:  June 1 to June 30, 2002

                            MONTHLY OPERATING REPORT


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                                                                                                       DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.              ATTACHED      ATTACHED
---------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                  X
---------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                          X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                      X
---------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                     X
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                     X
---------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                     X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                        X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                               X
---------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                  X
---------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                     X
---------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR-6                     X
---------------------------------------------------------------------------------------------------------------------------------



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


  /s/  William M. Thalman                                           26-Jul-02
----------------------------------                            -----------------
Signature of Debtor                                                   Date


    William M. Thalman                                       VP-Treasurer
----------------------------------                      -----------------------
Printed Name of Debtor                                          Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request
Bank reconciliations were performed and are available by request
Bank statements are available by request
The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                   JUNE-02
---------------------------------------------------       ------------------
Legal Entity

The Carbide/Graphite Group, Inc.                                 $ 8,279,179

Seadrift Coke, L.P.                                              $ 3,513,995

Carbon/Graphite International, Inc. (FSC)              less than $    15,000

CG Specialty Products Management Corporation           less than $    15,000

Carbide/Graphite Management Corporation                less than $    15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED JUNE 30, 2002
(#'S IN '000S)

Sales                                                       $  12,615
Cost of goods sold                                             12,886
                                                            ----------
Gross profit                                                     (271)

SG&A                                                              820
                                                            ----------
Operating income before items below                            (1,091)

Other compensation                                                  -
Other (income) expense, net                                       169
                                                            ----------
Operating income/(loss)                                        (1,260)

Non-operating expenses (income):
 Special financing costs                                            -
 Interest expense                                               1,242
 Other non-operating (income)/expense                               -
                                                            ----------
Income/(loss) before income taxes                              (2,502)

Provision for income taxes                                     (2,236)
                                                            ----------
Net income (loss) from continuing operations                     (266)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                               -

                                                            ----------
Net income (loss)                                           $    (266)
                                                            ==========

Est. earnings per share data:
     Income excluding other items                           $   (0.02)
     Income before discontinued operations                  $   (0.03)
     Extraordinary loss                                     $       -
                                                            ----------
     Net income per share                                   $   (0.03)

Weighted average shares                                     8,331,342


CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2002
(#'S IN '000S)

ASSETS
Current assets:
     Cash & short term investments                         $       -

     Marketable securities                                         0

     Accounts receivable
           Accounts receivable                                31,279
           Allowance for doubtful accts                       (3,460)
                                                           ----------
           Net accounts receivable                            27,819

     Inventory
           Gross inventory                                    63,691
           Obsolescence reserve                                 (739)
           Lifo reserve                                      (15,432)
                                                           ----------
           Net inventory                                      47,520

     Prepaid expenses                                          1,980
     Other current assets                                      3,929
     Deferred tax asset                                            0
                                                           ----------
        Total current assets                                  81,248

Fixed assets:
     Gross                                                   351,005
     Accumulated depreciation                               (242,561)
                                                           ----------
        Net fixed assets                                     108,444

Other assets                                                   6,514
                                                           ----------
        TOTAL ASSETS                                       $ 196,206
                                                           ==========

                                   LIABILITIES
Current liabilities:                                          27,722
     Trade accounts payable                                $     471
     Overdrafts                                               37,658
     Other current liabilities                               132,722
     Debt - Current                                          198,573
                                                           ----------
        Total current liabilities                             (2,367)

Long-term debt:
     Senior notes                                                  0
     Line of credit                                                0
                                                           ----------
        Total long -term debt                                      0

Long term reserves                                            15,748
Deferred revenue                                               1,080
Deferred tax provision                                             0
                                                           ----------
        TOTAL LIABILITIES                                    215,401

                              SHAREHOLDERS' EQUITY
Common stock                                                      99
Additional paid in capital                                    36,712
Treasury stock, at cost                                      (11,207)
Common stock to be issued under warrants                       3,424
Unfunded pension obligation                                   (4,893)
Other comprehensive income                                         0
Retained earnings                                            (43,330)
                                                           ----------
        TOTAL SHAREHOLDERS' EQUITY                           (19,195)
                                                           ----------
        TOTAL LIABILITIES AND S.H. EQUITY                  $ 196,206
                                                           ==========


THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - JUNE 2002


                                   Beginning         Amount                                                               Ending
                                      Tax         Withheld or         Amount            Date           Check No.           Tax
                                   Liability        Accrued            Paid             Paid            or EFT          Liability
                                ---------------------------------------------------------------------------------------------------
FEDERAL
Withholding                           0.00       343,079.62         43,362.65       6/11/2002        **                     0.00
                                                                    63,233.12       6/14/2002        **
                                                                    62,925.43       6/17/2002        **
                                                                    41,030.88       6/25/2002        **
                                                                    71,497.88       6/28/2002        **
                                                                    61,029.66        7/1/2002        **

                                      0.00       188,716.44         24,157.21           37418 **                            0.02
FICA - Employee                                                     37,189.29       6/14/2002        **
                                                                    32,480.39       6/17/2002        **
                                                                    22,694.91       6/25/2002        **
                                                                    40,630.86       6/28/2002        **
                                                                    31,563.76        7/1/2002        **

                                      0.00       189,343.17         24,278.59       6/11/2002        **                     0.01
                                                                    37,509.68           37421 **
FICA - Employer                                                     32,480.45       6/17/2002        **
                                                                    22,721.27       6/25/2002        **
                                                                    40,789.40       6/28/2002        **
                                                                    31,563.77        7/1/2002        **

                                  1,244.04           319.51              0.00                                           1,563.55

                                      0.00             0.00                                                                 0.00
Unemployment

Income
                                  1,244.04       721,458.74        721,139.20                                           1,563.58
Other:

Total Federal Taxes                 543.36        90,633.81         91,177.80                 See Attached                 (0.63)

STATE AND LOCAL                       0.00        22,669.69          6,446.62           37427            306088             0.00
----------------
Withholding                                                          6,686.75 EFT             78301/04309                       (1)
                                                                     9,536.32           37428            503501
Sales

                                      0.00             0.00              0.00                                               0.00

                                 14,904.11         3,798.88                                 0 See Attached             18,702.99
Excise
                                      0.00                                                                                  0.00
Unemployment                                                                                                                    (2)
                                      0.00                                                                                  0.00
Real Property

Personal Property
                                 15,447.47       117,102.38        113,847.49                                          18,702.36
Other:
                                 16,691.51       838,561.12        834,986.69                                          20,265.94
Total State and Local Taxes

Total Taxes                                **               ADP Statement of Deposits Attached



                                (1)             SIT Due

                                (2)             SUI Due          KY                        4026.86
                                                                 NY                        2647.31
                                                                 NC                            2.6
                                                                 PA                      12,026.23
                                                                                   ----------------
                                                                                         18,703.00


SEADRIFT COKE L.P.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - JUNE 2002

                                     Beginning        Amount                                                         Ending
                                        Tax        Withheld or       Amount                         Check No.          Tax
                                     Liability       Accrued          Paid                           or EFT         Liability
                                   ----------------------------------------------------------------------------------------------
FEDERAL
Withholding                                -      56,249.37       27,948.36       6/11/2002       **                  (0.00)
                                                                  28,301.01       6/25/2002       **
                                                                          -

FICA - Employee                            -      33,432.64       16,795.16       6/11/2002       **                   0.06
                                                                  16,637.42       6/25/2002       **
                                                                          -

FICA - Employer                         0.01      33,432.54       16,795.14       6/11/2002       **                  (0.06)
                                                                  16,637.47       6/25/2002       **
                                                                          -

Unemployment                            2.74              -               -                       **                   2.74

Income                                     -

Other:

Total Federal Taxes                     2.75     123,114.55      123,114.56                                            2.74

STATE AND LOCAL
Withholding                                -                                                                              -

Sales                                      -       2,938.67        2,938.67       6/12/2002           42057               -

Excise                                     -                                                                              -

Unemployment                          170.85           0.01               -                       **                 170.86

Real Property                              -                                                                              -

Personal Property                          -                                                                              -

Other:                                     -                                                                              -

Total State and Local Taxes           170.85       2,938.68        2,938.67                                          170.86

Total Taxes                           173.60     126,053.23      126,053.23                                          173.60



                                        **         ADP Statement of Deposits Attached


MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
JUNE 30, 2002



                    TOTAL         0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        PRE-PETITION
--------------------------------------------------------------------------------------------------------------------------------
             $ 24,233,071           $ 446,160          $ 1,604,483         $ 1,422,037             $ (1,233)        $20,761,625
--------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
JUNE 30, 2002


                                  0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS       OVER 120 DAYS
                    TOTAL         OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING         OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
             $ 23,028,246         $13,880,893          $ 4,473,748           $ 813,881            $ 711,279         $ 3,148,446
--------------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
JUNE 30, 2002


-------------------------------------------------------------------------------
                                                                 Yes       No
-------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the
       normal course of business this reporting period?
       If yes, provide and explanation below.                               X
-------------------------------------------------------------------------------
2.     Have any funds been disbursed from any account other
       than a debtor in possession account this reporting
       period?  If yes, provide and explanation below.                      X
-------------------------------------------------------------------------------
3.     Have all postpetition tax returns been timely filed?
       If no, provide and explanation below.                      X
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4.     Are workers compensation, general liability and other
       necessary insurance coverages in effect?  If no,
       provide an explanation below.                              X
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